UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 11, 2014

DEALERTRACK TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Marcus Ave., Suite M04, Lake Success, NY	11042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 516-734-3600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 11, 2014, Dealertrack Technologies, Inc. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) an automatic shelf registration statement on Form S-3. On the same date, the Company filed with the SEC (i) a prospectus supplement covering the resale of up to 5,924,622 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”) that were issued pursuant to the Company’s acquisition of Dealer Dot Com, Inc.; and (ii) a registration statement on Form S-8 (the “Form S-8”). In connection with the prospectus supplement covering the resale of the Shares, we are filing the legal opinion of counsel, O’Melveny & Myers LLP, which opinion is attached hereto as Exhibit 5.1 and incorporated herein by reference, and in connection with the Form S-8, we are filing the consents of Deloitte & Touche LLP and BDO Canada LLP as Exhibits 23.2 and 23.3, respectively, which are each incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of O’Melveny & Myers LLP

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Independent Auditors

23.3	Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   August 15, 2014

Dealertrack Technologies, Inc.

By:	/s/ Eric D. Jacobs
Eric D. Jacobs
Executive Vice President, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of O’Melveny & Myers LLP

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Independent Auditors

23.3	Consent of Independent Registered Public Accounting Firm